UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2023

Spectaire Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40976	98-1578608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Arlington St.,
Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 213-8991

3109 W 50th St., #207, Minneapolis, MN 55410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SPEC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SPECW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 18, 2023, Spectaire Holdings Inc., a Delaware corporation (the “Company”) (f/k/a Perception Capital Corp. II (“PCCT”), consummated the previously announced merger of Perception Spectaire Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), with and into Spectaire Inc., a Delaware corporation (“Spectaire”), with Spectaire surviving such merger as a direct wholly owned subsidiary of the Company (the “Merger”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated January 16, 2023, by and among PCCT, Merger Sub and Spectaire. The Merger, together with the other transactions contemplated by the Merger Agreement, are referred to herein as the Business Combination.

Second Underwriting Agreement Amendment

On October 16, 2023, PCCT and Jefferies LLC (“Jefferies”) entered into the second amendment (the “Second Underwriting Agreement Amendment”) to that certain underwriting agreement (as amended, the “Underwriting Agreement”), dated October 27, 2021 and first amended as of March 23, 2023, by and between PCCT and Jefferies, as representative of the several underwriters listed on Schedule A thereto (the “IPO Underwriters”). Pursuant to the Second Underwriting Agreement Amendment, PCCT and Jefferies agreed, among other things, that upon the closing of the Business Combination (the “Closing), $1,500,000 (the “Closing Deferred Cash Obligation”) of the deferred underwriting discount of $5,635,000 (the “Deferred Discount”) will be due and payable in cash to Jefferies, individually and not as representative and for the accounts of the IPO Underwriters, thereby reducing the amount of the Closing Deferred Cash Obligation from $2,000,000 to $1,500,000, with the remaining $4,135,000 of the Deferred Discount (the “Deferred Cash Obligation”) being due and payable to Jefferies, individually and not as representative and for the account of the IPO Underwriters no later than twenty-four (24) months following the Closing, thereby extending the date on which payment of the Deferred Cash Obligation is due from eighteen (18) months to twenty-four (24) months.

As previously disclosed, pursuant to the Underwriting Agreement, Jefferies is entitled to customary shelf registration rights with respect to any shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) issued pursuant to the Underwriting Agreement. In addition, pursuant to the Second Underwriting Agreement Amendment, Jefferies will be entitled to liquidated damages in the event that a registration statement for the Company Common Stock issued pursuant to the Underwriting Agreement has not been declared effective by the Securities and Exchange Commission (the “SEC”) within ninety (90) days following the Closing or ten (10) days following the date the SEC notifies the Company that the registration statement will not be reviewed or will not be subject to further review, whichever date is earlier (a “Registration Default”). The Second Underwriting Agreement Amendment provides that liquidated damages will be payable monthly by the Company during the time of a Registration Default in the amount of 2.0% of the purchase price paid for the Company Common Stock acquired pursuant to the Underwriting Agreement, subject to a cap of $4,135,000.

The foregoing description of the Second Underwriting Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Underwriting Agreement Amendment, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Third Underwriting Agreement Amendment

On October 18, 2023, PCCT and Jefferies entered into the third amendment (the “Third Underwriting Agreement Amendment”) to the Underwriting Agreement. Pursuant to the Third Underwriting Agreement Amendment, PCCT and Jefferies agreed that the Closing Deferred Cash Obligation will be due and payable to Jefferies no later than six (6) months following the Closing. However, if the Company raises $10.0 million in additional capital (whether debt or equity), excluding certain transactions set forth on the schedules thereto, following the Closing and before the six-month anniversary of the Closing, the Company must pay the Closing Deferred Cash Obligation simultaneously with the closing of such additional capital raise.

The foregoing description of the Third Underwriting Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Underwriting Agreement Amendment, a copy of which is attached hereto as Exhibit 1.2 and incorporated herein by reference.

Forward Purchase Agreement Amendment

On October 16, 2023, PCCT and Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”), Meteora Select Trading Opportunities Master, LP (“MSTO”) and Meteora Strategic Capital, LLC (“MSC” and, collectively with MSOF, MCP and MSTO, the “Seller”) entered into an amendment (the “Meteora Forward Purchase Agreement Amendment”), to

that certain forward purchase agreement (as amended, the “Meteora Forward Purchase Agreement”), dated as of January 14, 2023, by and between PCCT and MSOF, MCP and MSTO. Pursuant to the Meteora Forward Purchase Agreement Amendment, PCCT and the Seller agreed to require PCCT to transfer the Prepayment Amount (as defined in the Meteora Forward Purchase Agreement) directly to an account designated in writing by the Seller in place of an escrow account with Continental Stock Transfer & Trust Company to be held in escrow and distributed in accordance with a written escrow agreement.

The foregoing description of the Meteora Forward Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Meteora Forward Purchase Agreement Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Polar Forward Purchase Agreement

On October 16, 2023, PCCT and Polar Multi-Strategy Master Fund, a Cayman Islands exempted entity (“Polar”), entered into an agreement (the “Polar Forward Purchase Agreement”) for an OTC Equity Prepaid Forward Transaction. Pursuant to the terms of the Polar Forward Purchase Agreement, Polar purchased 206,000 class A ordinary shares, par value $0.0001 per share, of PCCT (“PCCT Class A Ordinary Shares”) from holders (other than PCCT or its affiliates) who elected to redeem such shares in connection with the Business Combination. Purchases by Polar were made through brokers in the open market after the redemption deadline in connection with the Business Combination at a price no higher than the redemption price to be paid by PCCT in connection with the Business Combination (the “Initial Price”). The Shares purchased by Polar, other than the Share Consideration Shares (as defined below) are referred to herein as the “Recycled Shares.”

The Polar Forward Purchase Agreement provides that not later than one local business day following the Closing (the “Prepayment Date”), PCCT will transfer to an account designated in writing by Polar, out of funds held in the Trust Account, a cash amount (the “Prepayment Amount”) equal to the product of the number of Recycled Shares and the Initial Price, less an amount equal to 1% of the product of the number of Recycled Shares and the Initial Price (the “Shortfall Amount”). In addition to the Prepayment Amount, PCCT shall pay directly from the Trust Account on the Prepayment Date, an amount equal to the product of 37,500 PCCT Class A Ordinary Shares (the “Share Consideration Shares”) and the Initial Price. Polar has agreed to waive any redemption rights in connection with the Business Combination with respect to the Recycled Shares. Such waiver may reduce the number of PCCT Class A Ordinary Shares redeemed in connection with the Business Combination, which reduction could alter the perception of the potential strength of the Business Combination.

From time to time following the Closing and prior to the earliest to occur of (a) the first anniversary of the Closing (or, upon the mutual written agreement of PCCT and Polar, eighteen (18) months following the Closing) and (b) the date specified by Polar in a written notice to be delivered to PCCT at Polar’s discretion after the occurrence of a Seller Price Trigger Event, a Delisting Event or a Registration Failure (each as defined in the Polar Forward Purchase Agreement) (in each case, the “Maturity Date”), Polar may, in its sole discretion, sell some or all of the Recycled Shares. On the last trading day of each calendar month following the Business Combination, in the event that Polar has sold any Recycled Shares (other than sales to recover the Shortfall Amount), PCCT will be entitled to an amount equal to the product of the number of Recycled Shares sold multiplied by the Reset Price and Polar will be entitled to an amount equal to the excess of the Initial Price over the Reset Price for each sold Recycled Share. The “Reset Price” shall be set on the first scheduled trading day of each month, commencing with the first calendar month following the Closing, to be the lowest of the (b) Initial Price and (c) volume weighted average price of the Company Common Stock during the last ten (10) trading days during the prior calendar month, but not lower than $7.50; provided that to the extent that PCCT offers and sells any Company Common Stock or securities convertible into Company Common Stock at a price lower than the existing Reset Price, the Reset Price shall be modified to equal such reduced price.

At the Maturity Date, Polar shall transfer the Recycled Shares that are still held by Polar (the “Matured Shares”) to PCCT. Additionally, at the Maturity Date, PCCT shall pay to Polar an amount equal to $1.25 (or $1.75, if the Maturity Date has been extended by the mutual written agreement of PCCT and Polar) for each Matured Share, which may be paid in cash or in shares of Company Common Stock at the 10-day volume weighted average price of the Company Common Stock.

A break-up fee equal to (i) up to $50,000 of Polar’s reasonable and documented fees and expenses relating to the Polar Forward Purchase Agreement plus (ii) $250,000 (the “Break-up Fee”), shall be payable by PCCT and Spectaire to Polar in the event that, prior to the Maturity Date, (x) the Polar Forward Purchase Agreement is terminated by either PCCT or Spectaire or (y) the Company Common Stock ceases to be listed on a national securities exchange or a Form 25 is filed with the SEC.

The foregoing description of the Polar Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Polar Forward Purchase Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amended and Restated Promissory Notes

As previously disclosed on March 27, 2023 and April 12, 2023, respectively, PCCT issued to Perception Capital Partners II LLC (the “Sponsor”) a convertible promissory note, dated as of January 10, 2023 and effective as of December 7, 2022 (the “Working Capital Note”) and an amended and restated convertible promissory note dated as of April 10, 2023 (the “Second Extension Note”).

On October 17, 2023, PCCT and the Sponsor amended and restated the Working Capital Note (the “A&R Working Capital Note”) to, among other things, extend the date by which the unpaid principal balance thereunder becomes due and payable by the Company to the Sponsor (the “Maturity Date”) to the later of (i) the date by which PCCT must complete an initial business combination and (ii) a date that is one hundred eighty (180) days following the consummation of an initial business combination.

On October 17, 2023, PCCT and the Sponsor amended and restated the A&R Extension Note (the “Second A&R Extension Note”), to (A) extend the date by which the unpaid principal balance thereunder becomes due and payable by the Company to the Sponsor (the “Maturity Date”) to the later of (i) the date by which PCCT must complete an initial business combination and (ii) a date that is one year following the consummation of an initial business combination, and (B) allow the Company to convert up to $1,200,000 of the unpaid principal amount outstanding under the Second A&R Extension Note into a number of shares of Company Common Stock calculated based on a 10-day volume weighted average price of the Company Common Stock over a period ending on the day the Company provides the Sponsor notice of such conversion.

The foregoing description of the A&R Working Capital Note and the Second A&R Extension Note does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Working Capital Note and the Second A&R Extension Note, copies of which are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated into this Item 2.03 to the extent required herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Report is incorporated into this Item 3.02 to the extent required herein.

Item 3.03	Material Modification to Rights of Security Holders

On October 16, 2023, PCCT effected a deregistration under the Companies Act (As Revised) of the Cayman Islands and a domestication under the General Corporation Law of the State of Delaware (the “DGCL”), as amended, pursuant to which PCCT’s jurisdiction of incorporation changed from the Cayman Islands to the State of Delaware (the “Domestication”). In connection with the Domestication, (i) each issued and outstanding PCCT Class A Ordinary Share and each then issued and outstanding Class B ordinary share, par value $0.0001 per share, of PCCT (the “PCCT Class B Ordinary Shares” and together with the PCCT Class A Ordinary Shares, the “PCCT Ordinary Shares”), converted automatically, on a one-for-one basis, into a share of Company Common Stock, (ii) each issued and outstanding warrant of PCCT converted automatically into a warrant to acquire one share of Company Common Stock (“Company Warrant”), pursuant to the Warrant Agreement, dated as of October 27, 2021, between PCCT and Continental Stock Transfer & Trust Company, as warrant agent, and (iii) each issued and outstanding unit of PCCT was cancelled and entitled the holder thereof to one share of Company Common Stock and one-half of one Company Warrant.

Upon effectiveness of the Domestication, PCCT changed its name to “Spectaire Holdings Inc.”, filed a certificate of incorporation (the “Company Charter”) with the Secretary of State of Delaware and adopted bylaws (the “Company Bylaws” and, together with the Company Charter, the “Company Organizational Documents”) under the DGCL. The material terms of each of the Company Organizational Documents and the general effect upon the rights of holders of the Company Common Stock and Company Warrants are included in the proxy statement/prospectus, filed with the SEC on September 29, 2023, under the sections entitled “Proposal No. 3—The Organizational Documents Proposal” beginning on page 109, “Comparison of Corporate Governance and Shareholder Rights” beginning on page 249 and “Description of Securities of NewCo” beginning on page 251, which are incorporated herein by reference.

The foregoing descriptions of each of the Company Charter and the Company Bylaws do not purport to be complete and are qualified in their entirety by reference to the full texts of the Company Charter and the Company Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2023, Patricia Sapinsley gave notice of her resignation from the Board of Directors (the “Board”) of the Company, effective as of the time of her election thereto. Ms. Sapinsley’s decision to resign was not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices, or the Company’s management or Board.

Item 8.01	Other Events

On October 19, 2023, the Company issued a press release announcing the consummation of the Business Combination, and that the Company Common Stock and the Company Warrants will commence trading beginning on October 20, 2023 on The Nasdaq Stock Market LLC under the symbols “SPEC” and “SPECW,” respectively. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, the anticipated benefits of the Business Combination, the financial and business performance of Spectaire, Spectaire’s anticipated results from operations in future periods, and the products and services offered by Spectaire and the markets in which it operates. In addition, any statements that refer to projections (including EBITDA and cash flow), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to: the future price of metals; the stability of the financial and capital markets. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by the Company with the SEC and the following: the outcome of any legal proceedings that may be instituted against Spectaire or the Company following announcement of the Business Combination; Spectaire’s ability to operate as a going concern; Spectaire’s requirement of significant additional capital; Spectaire’s limited operating history; Spectaire’s history of losses; Spectaire’s ability to attract qualified management; Spectaire’s ability to adapt to rapid and significant technological change and respond to introductions of new products in order to remain competitive; Spectaire receives a significant portion of its revenues from a small number of customers and the loss of, or nonperformance by, one or more significant customers could adversely affect Spectaire’s business; Spectaire relies heavily on manufacturing operations to produce the products and the business could be adversely affected by disruptions of the manufacturing operation; Spectaire’s future growth depends on a single product; changes in governmental regulations may reduce demand for Spectaire’s products or increase Spectaire’s expenses; the effects of global health crises on Spectaire’s business plans, financial condition and liquidity; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; potential future litigation; and Spectaire’s lack of insurance covering all of Spectaire’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of Spectaire and the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed herein and attributable to Spectaire, the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, Spectaire and the Company undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Second Underwriting Agreement Amendment, dated October 16, 2023, by and between PCCT and Jefferies.

1.2	Third Underwriting Agreement Amendment, dated October 18, 2023, by and between PCCT and Jefferies.

3.1	Certificate of Incorporation of the Company

3.2	Bylaws of the Company

10.1	Forward Purchase Agreement Amendment, dated October 16, 2023, by and between PCCT and the Seller.

10.2	Forward Purchase Agreement, dated October 16, 2023, by and between PCCT and Polar.

10.3	Amended and Restated Working Capital Note, dated October 17, 2023, by and between PCCT and the Sponsor.

10.4	Second Amended and Restated Extension Note, dated October 17, 2023, by and between PCCT and the Sponsor.

99.1	Press Release, dated October 19, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectaire Holdings Inc.

Date: October 19, 2023

	By:	/s/ Brian Semkiw
	Name:	Brian Semkiw
	Title:	Chief Executive Officer